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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2002

Longs Drug Stores Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	1-08978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive
Walnut Creek, California 94596
(Address of Principal Executive Offices)

(925) 937-1170
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

Exhibits

Number	Exhibit
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Filings

        The foregoing exhibits are being furnished as required by the Securities and Exchange Commission Order 4-460 and are not to be incorporated by reference into any filing of Longs Drug Stores Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2002	LONGS DRUG STORES CORPORATION (registrant)
	By:	/s/ STEVEN F. MCCANN
	Name:	Steven F. McCann
	Its:	Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Number	Exhibit
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Filings

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX